JAVELIN Mortgage Investment Corp.

Company Update

November 13, 2013

PLEASE READ: Important Regulatory and Yield Risk Disclosures

Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation ("JAVELIN" or the "Company"), and any other statements regarding JAVELIN's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of JAVELIN.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

JAVELIN Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 13,500,050 shares of common stock outstanding (NYSE: "JMI").
- Market capitalization of $158.6 million.

Common Stock Dividend Policy and Taxable REIT Income

- JAVELIN pays common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q4 2013 dividend rate is $0.15 per month.

Q4 2013	Oct	Nov	Dec
Record Date	15th	15th	16th
Payment Date	28th	27th	27th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.javelinreit.com.**
- Agency premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

JAVELIN REIT Manager

- JAVELIN is externally managed by ARMOUR Residential Management LLC.

Information as of 11/8/2013.

JAVELIN Balance Sheet Targets

Assets

JAVELIN invests in Agency and Non-Agency mortgage securities.

Duration

Balance sheet target of 1.5 or less.

- 6.01 gross asset duration of Agency and non-Agency securities.
- -4.62 hedge duration.
- 0.49 net balance sheet duration after the effect of derivatives.

Hedging

Hedge a minimum of 40% of fixed rate assets and funding rate risk.

- $1,551.3 million in notional amounts of derivatives.
  - 108.1% of Agency and non-Agency assets hedged with derivatives.
  - 110.9% of repurchase agreements hedged with derivatives.
- See swap and swaption details on pages 8 and 9.

Liquidity

Hold 40% of unlevered equity in cash between prepayment periods.

- $76.6 million in total liquidity.
  - $29.1 million in true cash.
  - $36.1 million in unlevered securities.
  - $11.4 million in short term Agency P&I.

Leverage

Long term debt to equity target of 7.5x.

- $1.4 billion in net REPO borrowings.
- 7.1x Q3 2013 shareholder's equity.

Information as of 11/8/2013.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Portfolio Strategy and Investment Methodology

- JAVELIN will utilize ARRM's proprietary analytical approach as well as Intex, Bloomberg, and other third-party systems to analyze mortgage investment opportunities both for Agency and non-Agency mortgage securities.
- Strong bias toward a "buy and hold" strategy, with occasional sales made as market conditions change.
- The investment team considers an array of factors, both bottom up and top down:

Non-Agency Structure Analysis

- Seniority, subordination model.
- Model completeness and accuracy.
- Litigation and policy risks.

Agency & Non-Agency Class Analysis

- Prepayment history.
- Prepayment expectations.
- Premium/discount.
- Liquidity.

Agency & Non-Agency Loan Analysis

- Original and current loan balance.
- Year of origination.
- Originating company, third-party originators.
- Loan seasoning.
- Principal amortization schedule.
- Original loan-to-value ratio.
- Geography.

Agency Pool Analysis

- NO TBA pools – Only specified pools.
- Only "pass-through" securities. No CMO's.
- Prepayment history and expectations.
- Premium over par.
- "Hedgability."
- Liquidity.
- Diversify broadly to limit idiosyncratic pool risk.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency and Non-Agency Portfolios

Agency Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing Between 121 and 180 Months	$ 28.8	2.5%	3.00/3.47
Fixed Rates Maturing Between 181 and 240 Months	$ 29.2	2.6%	3.08/3.51
Fixed Rates Maturing Between 241 and 300 Months	$ 54.7	4.8%	3.37/3.83
Fixed Rates Maturing Between 301 and 360 Months	$ 1,031.6	90.2%	3.46/3.94
Total or Weighted Average	**$ 1,144.3**	**100.0%**	**3.44/3.91**

Non-Agency Securities	Current Value (millions)	Percentage of Non-Agency Securities	Average Purchase Price	Average Coupon (%)	Average Loan Age (months)	Average Loan Size ($k)
Legacy Prime Fixed	$ 37.0	12.7%	89.2%	6.0%	81	516
Legacy Prime Hybrid	$ 17.9	6.2%	74.9%	3.4%	82	603
Legacy Alt-A Fixed	$ 93.0	32.0%	79.6%	5.9%	85	382
Legacy Alt-A Hybrid	$ 9.2	3.2%	77.0%	2.6%	94	530
New Issue Prime Fixed	$ 131.5	45.2%	94.7%	3.2%	6	773
New Issue Prime Floater	$ 2.1	0.7%	100.0%	5.4%	12	237
Total or Weighted Average	**$ 290.7**	**100.0%**	**87.4%**	**4.4%**	**48**	**593**

Information and pricing as of 11/8/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Agency & Non-Agency Portfolio Duration

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
Fixed Rates Maturing Between 121 and 180 Months	$ 28.8	106.0%	103.4%	3.00/3.47	4.09
Fixed Rates Maturing Between 181 and 240 Months	$ 29.2	106.2%	99.7%	3.08/3.51	5.62
Fixed Rates Maturing Between 241 and 300 Months	$ 54.7	106.6%	99.8%	3.37/3.83	6.37
Fixed Rates Maturing Between 301 and 360 Months	$ 1,031.6	105.6%	100.5%	3.46/3.94	6.90
Total or Weighted Average	**$ 1,144.3**	**105.6%**	**100.5%**	**3.44/3.91**	**6.77**

Non-Agency Securities	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
Legacy Prime Fixed	$ 37.0	89.2%	88.7%	5.99/5.79	0.77
Legacy Prime Hybrid	$ 17.9	74.9%	82.0%	3.41/3.83	0.00
Legacy Alt-A Fixed	$ 93.0	79.6%	79.7%	5.91/5.63	0.12
Legacy Alt-A Hybrid	$ 9.2	77.0%	81.5%	2.61/2.85	0.00
New Issue Prime Fixed	$ 131.5	94.7%	92.0%	3.16/3.81	6.37
New Issue Prime Floater	$ 2.1	100.0%	105.9%	5.42/3.85	0.00
Total or Weighted Average	**$ 290.7**	**87.4%**	**86.8%**	**4.41/4.62**	**3.02**

Information and pricing as of 11/8/2013. Some totals may not foot due to rounding.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Hedge Portfolio

Derivative Type	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swap	49-60 Months	51	$	100.0	0.73
Interest Rate Swap	61-120 Months	112	$	701.3	1.80
Total or Weighted Average		**105**	**$**	**801.3**	**1.67**

Interest Rate Swaptions	Underlying Swap Term	Weighted Average Remaining Option Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swaptions	0-60 Months	11	$	750.0	2.73
Total or Weighted Average		**11**	**$**	**750.0**	**2.73**

Counterparties include:
Citibank, N.A., Nomura Global Financial Products Inc. and Wells Fargo Bank, N.A.

Information as of 11/8/2013. Some totals may not foot due to rounding.

JAVELIN Balance Sheet Hedge Metrics

Estimated Balance Sheet Duration		Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$	1,144.3	6.77
Non-Agency New Issue Assets	$	133.6	6.27
Non-Agency Legacy Assets	$	157.1	0.25
Interest Rate Swaps	$	801.3	-7.38
Interest Rate Swaptions	$	750.0	-1.67
Net Balance Sheet Duration			**0.49**

	Amount (millions)	% Hedged
Agency & Non-Agency Assets	$ 1,435.0	108.1%
Net Agency & Non-Agency Repo Balance	$ 1,398.5	110.9%

Information and pricing as of 11/8/2013. Some totals may not foot due to rounding.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency Portfolio Constant Prepayment Rates ("CPR")



Monthly Portfolio Constant Prepayment Rate
Prior Months
Current Months
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.2
1.6
2.6
4.1
4.7
3.8
4.7
6.0
6.4
5.5
4.3
3.7
3.9
November-12
December-12
January-13
February-13
March-13
April-13
May-13
June-13
July-13
August-13
September-13
October-13
November-13



November 2013
Agency Asset Class CPR
12
10
8
6
4
2
0
10.6
0.4
9.1
3.6
3.9
15 Year Pass-Throughs
20 Year Pass-Throughs
25 Year Pass-Throughs
30 Year Pass-Throughs
Portfolio Average

JAVELIN expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Agency & Non-Agency Repo Composition

	REPO Counter-Party[(1)]		Principal Borrowed (millions)	Percentage of REPO Positions with JAVELIN	Weighted Average Maturity in Days	Longest Maturity in Days
1	J.P. Morgan Securities LLC	$	156.2	11.1%	52	91
2	BNP Paribas Securities Corp.	$	132.6	9.4%	13	31
3	Daiwa Securities America Inc.	$	128.0	9.1%	12	13
4	Citigroup Global Markets Inc.	$	121.8	8.7%	43	90
5	Credit Suisse Securities (USA) LLC	$	103.4	7.4%	39	75
6	Deutsche Bank Securities Inc.	$	91.1	6.5%	7	13
7	Morgan Stanley & Co. LLC	$	87.5	6.2%	70	70
8	Merrill Lynch, Pierce, Fenner & Smith Inc.	$	86.0	6.1%	15	17
9	ICBC Financial Services LLC	$	79.8	5.7%	17	27
10	Mizuho Securities USA Inc.	$	69.2	4.9%	30	31
11	KGS-Alpha Capital Markets, L.P.	$	57.5	4.1%	67	87
12	Nomura Securities International, Inc.	$	53.9	3.8%	56	62
13	Mitsubishi UFJ Securities (USA), Inc.	$	48.5	3.5%	79	88
14	Barclays Capital Inc.	$	42.8	3.0%	39	88
15	South Street Securities LLC	$	33.8	2.4%	31	31
16	Royal Bank of Canada	$	30.7	2.2%	54	83
17	Pierpont Securities LLC	$	24.8	1.8%	69	69
18	RBS Securities Inc.	$	23.4	1.7%	78	84
19	Guggenheim Securities, LLC	$	22.2	1.6%	32	38
20	Jefferies & Company, Inc.	$	11.2	0.8%	10	10
21	Wells Fargo Bank, N.A.	$	0.8	0.1%	17	17
	Total or Weighted Average	**$**	**1,405.2**	**100.0%**	**37**	

Weighted Average Repo Rate	0.59%
Weighted Average Haircut	7.81%

November Paydowns	(6.6)
Net REPO after Paydowns	1,398.5
Debt to Quarter End Shareholder's Equity Ratio	7.1

(1) JAVELIN has signed MRAs with 27 counterparties.

Information as of 11/8/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN

MORTGAGE INVESTMENT CORP.

3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340